UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2024

Forza X1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41469	87-3159685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 S. US-1

Ft. Pierce, Florida 34982

(Address of principal executive offices, including zip code)

(772) 429-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FRZA	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 11, 2024, Forza X1, Inc. (“Forza” or the “Company”) held its 2024 Annual Meeting of Stockholders where the Company’s stockholders voted on the following five (5) proposals and cast their votes as described below. These matters are described in the Company’s definitive proxy statement/prospectus on Schedule 14A for the Annual Meeting, which was filed on October 11, 2024 with the Securities and Exchange Commission (the “Definitive Proxy Statement/Prospectus”).

The final results for Proposals 1, 2, 3, 4 and 5 as set forth in the Definitive Proxy Statement/Prospectus were as follows:

Proposal 1 — Adoption and Approval of the Merger Agreement

The stockholders adopted and approved the Merger Agreement, based on the votes listed below:

Results of Aggregate Stockholders of Forza Common Stock

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,944,567	10,607	1,755	2,087,379

Results of Minority Stockholders of Forza Common Stock (excludes votes by Twin Vee)

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,944,567	10,607	1,755	2,087,379

Proposal 2 — Election of Marcia Kull to serve on the Forza board of directors as a Class II director for a three-year term

The following individual was elected as a Class II director, to serve until the Company’s 2027 annual meeting of stockholders and until her respective successor has been duly elected and qualified, with the following votes:

	For	Withheld	Broker Non-Votes
Marcia Kull	8,406,622	550,307	2,087,379

Proposal 3 — Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,972,166	27,734	44,408	0

Proposal 4 —Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation Effecting the Reverse Stock Split at a Ratio in the Range from 1-for-2 to 1-for-20

The stockholders voted in favor of an amendment to the amended and restated certificate of incorporation of Forza, at the discretion of the Forza Board of Directors, to effect a reverse stock split with respect to the issued and outstanding shares of Forza common stock, at a ratio of 1-for-2 to 1-for-20, with the ratio within such range to be determined at the discretion of the Forza Board of Directors and included in a public announcement, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,529,477	484,480	30,351	0

Proposal 5 — Approval of an Adjournment of the Annual Meeting to a later date, if necessary

Although Proposal 5 was approved, adjournment of the Annual Meeting was not necessary or appropriate because a quorum was present and the Company’s stockholders approved Proposals 1 and 4.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,775,724	171,144	10,061	2,087,379

Item 8.01. Other Events.

The Company plans to issue a press release announcing the closing of the merger following satisfaction of remaining conditions to closing.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the anticipated closing of the merger. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the merger are not satisfied in a timely manner or at all, including but not limited to the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the timing of the consummation of the merger and the ability of each of Forza and Twin Vee to consummate the merger. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Forza’s proxy statement/prospectus filed with the SEC on October 11, 2024, Forza’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and recent Current Reports on Form 8-K, each as filed with or furnished to the SEC. Forza can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Forza no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed transaction between Forza and Twin Vee, on October 11, 2024, Forza filed relevant materials with the SEC, including a final proxy statement/prospectus. FORZA URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY ALONG WITH ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY FORZA AND TWIN VEE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FORZA, THE MERGER AND RELATED MATTERS. Investors and shareholders can obtain free copies of the proxy statement, prospectus and other documents filed by Forza with the SEC through the website maintained by the SEC at www.sec.gov or at Forza’s website at www.forzax1.com or by contacting Forza X1, Inc., 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 12, 2024	FORZA X1, INC.

	By:	/s/ Joseph Visconti
Joseph Visconti
Interim Chief Executive Officer